EXHIBIT NO. 99.13

                                    MFS FUNDS

 AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE

                         INVESTMENT COMPANY ACT OF 1940

                           Effective January 1, 1997,

                 Amended and Restated effective August 15, 2003

         This Distribution Plan (the "Plan") has been adopted by each of the registered investment companies identified from time to time on Exhibit A hereto (the "Trust" or "Trusts"), severally and not jointly, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and sets forth the material aspects of the financing of the distribution of the classes of shares representing interests in the same portfolio issued by the Trusts.

                                   WITNESSETH:

WHEREAS, each Trust is engaged in business as an open-end management investment company and is registered under the 1940 Act, some consisting of multiple investment portfolios or series, each of which has separate investment objectives and policies and segregated assets (the "Fund" or "Funds"); and

WHEREAS, each Fund intends to distribute its Shares of Beneficial Interest (without par value) ("Shares") in accordance with Rule 12b-1 under the 1940 Act, and desires to adopt this Distribution Plan as a plan of distribution pursuant to such Rule; and

WHEREAS, each Fund presently offers multiple classes of Shares, some Funds presently offering only certain classes of Shares to investors;

WHEREAS, each Trust has entered into a distribution agreement (the "Distribution Agreement") in a form approved by the Board of Trustees of each Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to each Fund in connection with the offering and distribution of Shares; and

WHEREAS, each Trust recognizes and agrees that the Distributor may retain the services of firms or individuals to act as dealers (the "Dealers") of the Shares in connection with the offering of Shares; and

WHEREAS, the Distribution Agreement provides that: (a) a sales charge may be paid by investors who purchase certain classes of Shares and that the Distributor and Dealers will receive such sales charge as partial compensation for their services in connection with the sale of these classes of Shares, and
(b) the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares and the Distributor may retain or receive from a fund, as the case may be, all such deferred sales charges; and

WHEREAS, the Board of Trustees of each Trust, in considering whether each Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of a Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its shareholders; and

NOW THEREFORE, the Board of Trustees of each Trust hereby adopts this Plan for each Fund as a plan of distribution in accordance with Rule 12b-1, relating to the classes of Shares each Fund from time to time offers, on the following terms and conditions:

1.       SERVICES PROVIDED AND EXPENSES BORNE BY DISTRIBUTOR.

         1.1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to Dealers (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         1.2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in Section 1.1, including, without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

2.       DISTRIBUTION FEES AND SERVICE FEES.

         2.1      Distribution and Service Fees Common to Each Class of Shares.

                  2.1.1. Service Fees. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its dealer agreement with the Distributor, each Fund shall pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by the Class of Shares that are owned by investors for whom such Dealer is the holder or dealer of record. That portion of the Fund's average daily net assets on which the fees payable under this Section 2.1.1. hereof are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer qualification standards that may be established, from time to time, by the Distributor. The Distributor shall be entitled to be paid any fees payable under this Section 2.1.1. hereof with respect to Shares for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to those Shares. The service fee payable pursuant to this Section 2.1.1. may from time to time be paid by a Fund to the Distributor and the Distributor will then pay these fees to Dealers on behalf of the Fund or retain them in accordance with this paragraph.

                  2.1.2. Distribution Fees. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, a Fund shall pay the Distributor a distribution fee periodically at a rate based on the average daily net assets of a Fund attributable to the designated Class of Shares. The amount of the distribution fee paid by the Fund differs with respect to each Class of Shares, as does the use by the Distributor of such distribution fees.

         2.2.     Distribution Fees Relating to Class A and Class 529A Shares

                  2.2.1. It is understood that the Distributor may impose certain deferred sales charges in connection with the repurchase of Class A and Class 529A Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. Each Fund listed on Exhibit B hereto shall pay the Distributor a distribution fee periodically at a rate of 0.10% per annum of average daily net assets of the Fund attributable to Class A Shares. Each Fund listed on Exhibit C hereto shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of average daily net assets of the Fund attributable to Class A Shares and Class 529A Shares, as noted on Exhibit C.

                  2.2.2. The aggregate amount of fees and expenses paid pursuant to Sections 2.1. and 2.2. hereof shall not exceed 0.35% per annum of the average daily net assets attributable to Class A Shares of each Fund listed on Exhibit B hereto and 0.50% per annum of the average daily net assets attributable to Class A Shares and Class 529A Shares of each Fund listed on Exhibit C, hereto, respectively.

         2.3.     Distribution Fees Relating to Class B and Class 529B Shares

                  2.3.1. It is understood that the Distributor may impose certain deferred sales charges in connection with the repurchase of Class B and Class 529B Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class B and Class 529B Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class 529B Shares.

                  2.3.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sale of Class B and Class 529B Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Class B and Class 529B Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class B or Class 529B Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         2.4.     Distribution Fees Relating to Class C and Class 529C Shares

                  2.4.1. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Class C and Class 529C Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class C and Class 529C Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to Class C and Class 529C Shares.

                  2.4.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sales of Class C and Class 529C Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid to the Dealers in consideration of the Dealer's services as a dealer of the Class C and Class529C Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class C or Class 529C Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         2.5.     Distribution Fees Relating to Class J Shares

                  2.5.1. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Class J Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class J Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.70% (in the case of the MFS Global Equity Fund) or 0.75% (in the case of the Massachusetts Investors Trust, Massachusetts Investors Growth

                  Stock Fund and MFS Strategic Growth Fund) per annum of the Fund's average daily net assets attributable to Class J Shares.

                  2.5.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sale of Class J Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Class J Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class J Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         2.6.     Distribution Fees Relating to Class R Shares

                  2.6.1. As consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class R1 and R2 shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of the Fund's average daily net assets attributable to each of Class R1 and R2 Shares.

                  2.6.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sale of Class R1 and R2 Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Class R1 and R2 Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class R1 and R2 Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

3. EXPENSES BORNE BY FUND. Each Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of a Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in Section 1 hereof.

4. ACTION TAKEN BY THE TRUST. Nothing herein contained shall be deemed to require a Trust to take any action contrary to its Declaration of Trust or By-laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of a Fund.

5. EFFECTIVENESS OF PLAN. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of each particular class of Shares (unless previously so approved or unless such approval is not required under applicable law), and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

6. DURATION OF PLAN. This Plan shall continue in effect indefinitely; provided however, that such continuance is "specifically approved at least annually" by vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on the continuance of this Plan. If such annual approval is not obtained, this Plan, with respect to the classes of Shares with respect to which such approval was not obtained, shall expire 12 months after the effective date of the last approval.

7. AMENDMENTS OF PLAN. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of the affected Class of Shares and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Shares.

8. REVIEW BY BOARD OF TRUSTEES. Each Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

9. SELECTION AND NOMINATION OF QUALIFIED TRUSTEES. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

10. DEFINITIONS; COMPUTATION OF FEES. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act or the rules and regulations adopted thereunder and in accordance with each Trust's Declaration of Trust. All references herein to "Fund" shall be deemed to refer to a Trust where such Trust does not have multiple portfolios or series. In addition, for purposes of determining the fees payable to the Distributor hereunder, (i) the value of a Fund's net assets shall be computed in the manner specified in each Fund's then-current prospectus and statement of additional information for computation of the net asset value of Shares of the Fund and (ii) the net asset value per Share of a particular class shall reflect any plan adopted under Rule 18f-3 under the 1940 Act.

11. RETENTION OF PLAN RECORDS. Each Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in
         Section 8 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

12. APPLICABLE LAW. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

13. SEVERABILITY OF PLAN. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby. The provisions of this Plan are severable with respect to each Class of Shares offered by a Fund and with respect to each Fund.

14. SCOPE OF TRUST'S OBLIGATION. A copy of the Declaration of Trust of each Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. It is acknowledged that the obligations of or arising out of this Plan are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this Plan is adopted by the Trust on behalf of one or more series of the Trust, it is further acknowledged that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Plan are binding solely upon the assets or property of the series on whose behalf the Trust has adopted this Plan. If the Trust has adopted this Plan on behalf of more than one series of the Trust, it is also acknowledged that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and no series shall be responsible for the obligations of another series.

                                                                       EXHIBIT A



               Funds and Share Classes Covered by Rule 12b-1 Plan

                             As of: August 15, 2003

---------------------------------------------------------- ------------------------- -------------------------
                                                              CLASSES OF SHARES
                                                            COVERED BY RULE 12b-1
                                                                     PLAN              DATE RULE 12b-1 PLAN

                                                                                             ADOPTED

                          FUND

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust I

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Cash Reserve Fund                                      A, B, C, 529A, 529B and   January 1, 1997; April
                                                                     529C            17, 2002 (529 Share
                                                                                     Classes)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Core Growth Fund                                           A, B, C, R1, R2       January 1, 1997,
                                                                                     October 16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Global Asset Allocation Fund                                   A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Global Telecommunications Fund                                 A, B, C           April 12, 2000
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Japan Equity Fund                                              A, B, C           April 12, 2000
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Managed Sectors Fund                                           A, B, C           January 1, 1997,
                                                                                     April 12, 2000 (C
                                                                                     shares)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS New Discovery Fund                                       A, B, C, 529A, 529B,    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Research Growth and Income Fund                            A, B, C, R1, R2       January 1, 1997,
                                                                                     October 16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     Class R2
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Research International Fund                              A, B, C, 529A, 529B,    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------

                                                                       EXHIBIT A
                                                                     (continued)


---------------------------------------------------------- ------------------------- -------------------------
MFS Strategic Growth Fund                                    A, B, C, J, 529A,       January 1, 1997;
                                                             529B,  529C,R1, R2      December 8, 1999 (J
                                                                                     shares); April 17, 2002
                                                                                     (529 Share Classes),
                                                                                     October 16, 2002
                                                                                     (Class R1), August
                                                                                     15, 2003(Class R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Technology Fund                                            A, B, C, R1, R2       January 1, 1997,
                                                                                     October 16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Value Fund                                               A, B, C, 529A, 529B,    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust II

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Emerging Growth Fund                                     A, B, C, 529A, 529B,    January 1, 1997;
                                                                 529C, R1, R2        April 17, 2002 (529
                                                                                     Share Classes), October
                                                                                     16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     (Class R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Large Cap Growth Fund                                            A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust III

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS High Income Fund                                         A, B, C, 529A, 529B.    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS High Yield Opportunities Fund                                  A, B, C           July 1, 1998
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Municipal High Income Fund                                       B, C            September 16, 1998
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust IV

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Mid Cap Growth Fund                                      A, B, C, 529A, 529B,    January 1, 1997; April
                                                               529C, R1, R2          17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Municipal Bond Fund                                               B              January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------


                                                                       EXHIBIT A
                                                                     (continued)

---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust V

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS International New Discovery Fund                          A, B, C, 529A, 529B,   October 8, 1997; April
                                                               529C, R1, R2          17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS International Strategic Growth Fund                            A, B, C           October 8, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS International Strategic Value Fund                             A, B, C           October 8, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Research Fund                                            A, B, C, 529A, 529B,    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Total Return Fund                                        A, B, C, 529A, 529B,    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes),  October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust VI

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Global Equity Fund                                        A, B, C, J, R1, R2     January 1, 1997;
                                                                                     April 14, 1999 (J
                                                                                     shares), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Global Total Return Fund                                   A, B, C, R1, R2       January 1, 1997,
                                                                                     October 16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Utilities Fund                                             A, B, C, R1, R2       January 1, 1997,
                                                                                     October 16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust VII

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Capital Opportunities Fund                               A, B, C, 529A, 529B,    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust VIII

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Global Growth Fund                                         A, B, C, R1, R2       January 1, 1997,
                                                                                     October 16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------

                                                                       EXHIBIT A
                                                                     (continued)

MFS Strategic Income Fund                                          A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Tax Managed Equity Fund                                        A, B, C           December 31, 2001
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust IX

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Bond Fund                                                A, B, C, 529A, 529B,    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 17,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Emerging Opportunities Fund                                    A, B, C           May 3, 1999
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS High Quality Bond Fund                                         A, B, C           May 3, 1999
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Inflation-Adjusted Bond Fund                             A, B, C, 529A, 529B,    July 16, 2003
                                                                 529C and R1
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Intermediate Investment Grade Bond Fund                    A, B, C, R1, R2       January 4, 1999,
                                                                                     October 16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Large Cap Value Fund                                           A, B, C           May 3, 1999
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Limited Maturity Fund                                    A, B, C, 529A, 529B,    January 1, 1997; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Municipal Limited Maturity Fund                                A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Research Bond Fund                                       A, B, C, 529A, 529B,    January 4, 1999; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1),
                                                                                     August 15, 2003
                                                                                     (Class R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Research Bond Fund J                                           A, B, C           September 18, 2002
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust X

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Aggressive Growth Allocation Fund                        A, B, C, 529A, 529B,    April 17, 2002, October
                                                                 529C, R1, R2        16, 2002 (Class R1),
                                                                                     August 15, 2003 (Class
                                                                                     R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Conservative Allocation Fund                             A, B, C, 529A, 529B,    April 17, 2002, October
                                                                 529C, R1, R2        16, 2002 (Class R1),
                                                                                     August 15, 2003 (Class
                                                                                     R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Emerging Companies Fund                                        A, B, C           May 16, 2001
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Emerging Markets Debt Fund                                     A, B, C           March 17, 1998
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Emerging Markets Equity Fund                                   A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
MFS European Equity Fund                                           A, B, C           August 1, 1999
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Fundamental Growth Fund                                        A, B, C           December 20, 2000
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Gemini U.K. Fund                                               A, B, C           December 20, 2000
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Global Conservative Equity Fund                                A, B, C           December 20, 2000
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------

                                                                       EXHIBIT A
                                                                     (continued)

MFS Government Mortgage Fund                                         A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Growth Allocation Fund                                     A, B, C, 529A, 529B,  April 17, 2002, October
                                                               529C, R1, R2          16, 2002 (Class R1),
                                                                                     August 15, 2003 (Class
                                                                                     R2)

---------------------------------------------------------- ------------------------- -------------------------
MFS High Yield Fund                                                A, B, C           August 1, 1999
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS International ADR Fund                                         A, B, C           December 20, 2000
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS International Core Equity Fund                                 A, B, C           December 20, 2000
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS International Growth Fund                                      A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS International Value Fund                                       A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Moderate Allocation Fund                                 A, B, C, 529A, 529B,    April 17, 2002, October
                                                              529C, R1, R2           16, 2002 (Class R1),
                                                                                     August 15, 2003 (Class
                                                                                     R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Multi Cap Growth Fund                                          A, B, C           December 20, 2000
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS New Endeavor Fund                                          A, B, C, R1, R2       September 20, 2000,
                                                                                     October 16, 2002 (Class
                                                                                     R1), August 15, 2003
                                                                                     (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Select Growth Fund                                             A, B, C           May 16, 2001
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Strategic Value Fund                                     A, B, C, 529A, 529B,    March 17, 1998; April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Series Trust XI

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Mid Cap Value Fund                                       A, B, C, 529A, 529B,    July 19, 2001; April
                                                             529C, R1, R2            17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002  (Class R1),
                                                                                     August 15, 2003
                                                                                     (Class R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Union Standard Equity Fund                                     A, B, C           July 30, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
Vertex International Fund                                          A, B, C           April 29, 1998
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
STAND ALONE FUNDS

---------------------------------------------------------- ------------------------- -------------------------
Massachusetts Investors Growth Stock Fund                    A, B, C, J, 529A, 529B, January 1, 1997;
                                                              529C, R1,R2            September 20, 2000 (J
                                                                                     shares), April 17,
                                                                                     2002 (529 Share
                                                                                     Classes),October
                                                                                     16, 2002 (Class
                                                                                     R1), August
                                                                                     15, 2003 (Class
                                                                                     R2)

---------------------------------------------------------- ------------------------- -------------------------

                                                                       EXHIBIT A
                                                                     (continued)

---------------------------------------------------------- ------------------------- -------------------------
Massachusetts Investors Trust                                A, B, C, J, 529A, 529B, January 1, 1997;
                                                             529C, R1, R2            November 17,1999 (J
                                                                                     shares),April 17, 2002
                                                                                     (529 Share Classes),
                                                                                     October 16, 2002
                                                                                     (Class R1),August
                                                                                     15, 2003(Class R2)

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Government Limited Maturity Fund                               A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
MFS Government Securities Fund                               A, B, C, 529A, 529B,    January 1, 1997, April
                                                                 529C, R1, R2        17, 2002 (529 Share
                                                                                     Classes), October 16,
                                                                                     2002 (Class R1), August
                                                                                     15, 2003 (Class R2)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Growth Opportunities Fund                                        A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS MUNICIPAL Series Trust

---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Alabama Municipal Bond Fund                                      A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Arkansas Municipal Bond Fund                                     A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS California Municipal Bond Fund                                 A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Florida Municipal Bond Fund                                      A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Georgia Municipal Bond Fund                                      A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Maryland Municipal Bond Fund                                     A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Massachusetts Municipal Bond Fund                                A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Mississippi Municipal Bond Fund                                  A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Municipal Income Fund                                          A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS New York Municipal Bond Fund                                   A, B, C           January 1, 1997;
                                                                                     October 11, 2000 (C
                                                                                     shares)
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS North Carolina Municipal Bond Fund                             A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Pennsylvania Municipal Bond Fund                                 A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS South Carolina Municipal Bond Fund                               A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Tennessee Municipal Bond Fund                                    A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS Virginia Municipal Bond Fund                                   A, B, C           January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------
---------------------------------------------------------- ------------------------- -------------------------
MFS West Virginia Municipal Bond Fund                                A, B            January 1, 1997
---------------------------------------------------------- ------------------------- -------------------------

                                                                      EXHIBIT B

                    Funds with 0.10% Class A Distribution Fee

                             As of: August 15, 2003

MFS SERIES TRUST I

       MFS Cash Reserve Fund
       MFS Core Growth Fund
       MFS Global Telecommunications Fund
       MFS Japan Equity Fund
       MFS Managed Sectors Fund
       MFS New Discovery Fund
       MFS Research Growth & Income Fund
       MFS Research International Fund
       MFS Strategic Growth Fund
       MFS Technology Fund
       MFS Value Fund

MFS SERIES TRUST II

       MFS Emerging Growth Fund
       MFS Large Cap Growth Fund

MFS SERIES TRUST III

       MFS High Income Fund
       MFS High Yield Opportunities Fund

MFS SERIES TRUST IV

       MFS Mid Cap Growth Fund

MFS SERIES TRUST V

       MFS International New Discovery Fund
       MFS Research Fund
       MFS Total Return Fund

MFS SERIES TRUST VI

       MFS Global Equity Fund
       MFS Global Total Return Fund
       MFS Utilities Fund

MFS SERIES TRUST VII

       MFS Capital Opportunities Fund

MFS SERIES TRUST VIII

       MFS Global Growth Fund
       MFS Strategic Income Fund
       MFS Tax Managed Equity Fund

MFS SERIES TRUST IX

       MFS Bond Fund
       MFS Emerging Opportunities Fund
       MFS High Quality Bond Fund
       MFS Intermediate Investment Grade Bond Fund
       MFS Large Cap Value Fund

                                                                      EXHIBIT B
                                                                     (Continued)
       MFS Limited Maturity Fund
       MFS Municipal Limited Maturity Fund
       MFS Research Bond Fund

MFS SERIES TRUST X
       MFS Emerging Companies Fund
       MFS Emerging Markets Debt Fund
       MFS European Equity Fund
       MFS Fundamental Growth Fund
       MFS Gemini Large Cap U.S. Fund
       MFS Gemini U.K. Fund
       MFS Global Conservative Equity Fund
       MFS Global Health Sciences Fund
       MFS Government Mortgage Fund
       MFS High Yield Fund
       MFS Income Fund
       MFS International ADR Fund
       MFS International Core Equity Fund
       MFS Mid Cap Equity Fund
       MFS Multi Cap Growth Fund
       MFS Select Growth Fund
       MFS Strategic Value Fund

MFS SERIES TRUST XI

       MFS Mid Cap Value Fund
       MFS Union Standard Equity Fund
       Vertex Contrarian Fund
       Vertex International Fund

MFS MUNICIPAL SERIES TRUST
       MFS Alabama Municipal Bond Fund
       MFS Arkansas Municipal Bond Fund
       MFS California Municipal Bond Fund
       MFS Florida Municipal Bond Fund
       MFS Georgia Municipal Bond Fund
       MFS Maryland Municipal Bond Fund
       MFS Massachusetts High Income Tax Free Fund
       MFS Massachusetts Municipal Bond Fund
       MFS Mississippi Municipal Bond Fund
       MFS Municipal Income Fund
       MFS New York High Income Tax Free Fund
       MFS New York Municipal Bond Fund
       MFS North Carolina Municipal Bond Fund
       MFS Pennsylvania Municipal Bond Fund
       MFS South Carolina Municipal Bond Fund
       MFS Tennessee Municipal Bond Fund

                                                                      EXHIBIT B
                                                                     (Continued)

       MFS Virginia Municipal Bond Fund
       MFS West Virginia Municipal Bond Fund

STAND ALONE FUNDS

       Massachusetts Investors Growth Stock Fund
       Massachusetts Investors Trust
       MFS Government Limited Maturity Fund
       MFS Government Securities Fund
       MFS Growth Opportunities Fund

                                                                      EXHIBIT C


            Funds with 0.25% Class A and Class 529A Distribution Fee

                             As of: August 15, 2003

CLASS A SHARES

MFS SERIES TRUST I

       MFS Global Asset Allocation Fund

MFS SERIES TRUST V

       MFS International Strategic Growth Fund
       MFS International Value Fund

MFS SERIES TRUST X

       MFS Emerging Markets Equity Fund
       MFS International Growth Fund
       MFS International Investors Trust

CLASS 529A SHARES

MASSACHUSETTS INVESTORS TRUST
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MFS GOVERNMENT SECURITIES FUND

MFS SERIES TRUST I

       MFS Cash Reserve Fund
       MFS Value Fund
       MFS Strategic Growth Fund
       MFS New Discovery Fund

       MFS Research International Fund

MFS SERIES TRUST II

       MFS Emerging Growth Fund

MFS SERIES TRUST III

       MFS High Income Fund

MFS SERIES TRUST IV

       MFS Mid Cap Growth Fund

MFS SERIES TRUST V

       MFS Total Return Fund
       MFS Research Fund

       MFS International New Discovery Fund

MFS SERIES TRUST VII

       MFS Capital Opportunities Fund

MFS SERIES TRUST IX

       MFS Limited Maturity Fund
       MFS Bond Fund
       MFS Research Bond Fund

                                                                      EXHIBIT C
                                                                     (Continued)

MFS SERIES TRUST X

       MFS Strategic Value Fund
       MFS Conservative Allocation Fund
       MFS Moderate Allocation Fund
       MFS Growth Allocation Fund
       MFS Aggressive Growth Allocation Fund

MFS SERIES TRUST XI

       MFS Mid Cap Value Fund